UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                              51-0068479
       (State or other jurisdiction      (I.R.S. Employer Identification No.)
     of incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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
ITEM 7.  Financial Statements and Exhibits.

            ( c )  Exhibits.

                   (99.1) The Registrant's Press Release dated April 28, 2004.

ITEM 9.  Regulation FD Disclosure.

     On April 28, 2004, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), at a meeting of the Board of Directors yesterday, declared a regular quarterly dividend of $0.06 per share payable June 10, 2004 to stockholders of record at the close of business May 10, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  April 28, 2004              By:  /s/ Gary W. Rollins
                                       -----------------------------------------
                                        Gary W. Rollins
                                        Chief Executive Officer, President
                                        and Chief Operating Officer





Date:  April 28, 2004              By:  /s/ Harry J. Cynkus
                                       -----------------------------------------
                                        Harry J. Cynkus
                                        Chief Financial Officer and Treasurer